                                                                    EXHIBIT 10.1

                                 AMENDMENT NO. 2
                 TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

         This AMENDMENT NO. 2 TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of October 13, 2004, by and among NCO GROUP, INC., a Pennsylvania corporation ("Borrower"), the Lenders referred to on the signature pages hereto, CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state-chartered bank, for itself and as Administrative Agent for the other Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent"), CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state-chartered bank, as the Issuer and as a Co-Arranger, WACHOVIA BANK, NATIONAL ASSOCIATION, as a Co-Arranger and Syndication Agent, FLEET NATIONAL BANK, GENERAL ELECTRIC CAPITAL CORPORATION, KEYBANK NATIONAL ASSOCIATION and NATIONAL CITY BANK, as Co-Documentation Agents, and SOVEREIGN BANK, as Co-Agent. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings ascribed in the Credit Agreement (as hereinafter defined).

                                   BACKGROUND

         WHEREAS, the parties hereto are party to a certain Sixth Amended and Restated Credit Agreement dated as of August 13, 2003 (as amended, restated, supplemented or modified from time to time, the "Credit Agreement"); and

         WHEREAS, Borrower desires to have the Issuer issue Letters of Credit in certain non-Dollar currencies, and the Issuer is willing to do so subject to the terms and conditions of this Amendment; and

         WHEREAS, Borrower has requested that the Administrative Agent, the Issuer and the Lenders modify certain terms and conditions of the Credit Agreement to permit the issuance of such Letters of Credit, and the Administrative Agent, the Issuer and the Lenders are willing to do so on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. Amendments to Credit Agreement. From and after the date on which each of the conditions set forth in Section 2 below has been satisfied, all references to the Credit Agreement in the Loan Documents shall mean and refer to the Credit Agreement as modified as follows:

            (a) The following new definitions are hereby added to Section 10.1 (Certain Definitions) of the Credit Agreement, such that they appear in proper alphabetical order:

                           "Available Foreign Currency" shall mean any available
                  and freely-convertible non-Dollar currency selected by Borrower and approved by the Issuer from time to time.

                           "Dollar Equivalent Amount" shall mean, on any date of
                  determination, with respect to any Available Foreign Currency, the amount of Dollars into which the Issuer determines that it could convert an amount of such Available Foreign Currency on such date of determination, based upon the quoted spot rates of the Issuer at which its applicable branch or office offers to exchange Dollars for such Available Foreign Currency in the foreign exchange market (using, in the event more than one such spot rate is so quoted, the arithmetic mean of such quoted rates, rounded upward to the nearest 1/100).

            (b) Paragraph (a) of Section 1.14 (Issuance Of Letters Of Credit - Terms) of the Credit Agreement is hereby amended by adding the phrase "and/or any Guarantor" after the word "Borrower" in the first sentence thereof.

            (c) Paragraph (b) of Section 1.14 (Issuance Of Letters Of Credit - Terms) of the Credit Agreement is hereby amended by adding the phrase "or in an Available Foreign Currency" after the word "Dollars" in the first sentence thereof.

            (d) Section 1.14 (Issuance Of Letters Of Credit) of the Credit Agreement is hereby amended by adding the following new paragraphs (k) and (l) at the end thereof:

                           (k) Letters of Credit Denominated in an Available
                  Foreign Currency. For purposes of this Agreement, the amount of all obligations of Borrower under this Section 1.14 that are stated in an amount in an Available Foreign Currency shall be the Dollar Equivalent Amount of such amount. Without limiting the generality of the foregoing, the Dollar Equivalent Amount of the Contingent Reimbursement Obligations and any unreimbursed Drawings with respect to all Letters of Credit denominated in an Available Foreign Currency shall be the amount determined by the Issuer in its the most recent valuation of such obligations. If, after giving effect to any such determination, the sum of all outstanding RC Loans plus all Contingent Reimbursement Obligations plus any unreimbursed Drawings exceeds the RC Commitment, then Borrower shall repay the RC Loans immediately in an amount equal to such excess amount. All payments by Borrower to the Issuer under this
                  Section 1.14 shall be made in Dollars.

                           (l) Rights and Obligations of Borrower and
                  Guarantors. The rights of Borrower to request the issuance of Letters of Credit under this Section 1.14 shall be deemed to include the rights of any Guarantor to request the issuance of Letters of Credit, in each case subject to the same obligations and agreements of Borrower as are set forth in this Section 1.14.

         2. Conditions to Amendments. The amendments in Section 1 shall be effective as of the date first above written upon satisfaction of each of the following conditions:

            (a) the Administrative Agent, the Issuer, the Majority Lenders and Borrower shall have duly executed and delivered this Amendment to the Administrative Agent; and

            (b) Borrower shall have delivered such other information as the Administrative Agent shall reasonably request.

         3. Borrower's Representations and Warranties. Borrower hereby represents and warrants to the Administrative Agent, the Issuer and the Lenders as follows:

            (a) All of the representations and warranties made by Borrower in the Credit Agreement and the other Loan Documents to which it is party remain true, complete and accurate as of the date hereof, except to the extent such representations and warranties were expressly made as of a specified date.

            (b) No Default or Event of Default exists, or will exist after giving effect to this Amendment, under the Credit Agreement and other Loan Documents.

            (c) Borrower has corporate power and authority to execute, deliver, perform this Amendment, and to execute, deliver, perform and take all actions contemplated to be taken by it under this Amendment, and all such action has been duly and validly authorized by all necessary corporate proceedings on its part.

            (d) This Amendment, the Credit Agreement and the other Loan Documents to which Borrower is party constitute the legal, valid and binding agreements of Borrower, enforceable in accordance with their respective terms, except as enforceability may be affected by bankruptcy, insolvency, moratorium or other laws affecting creditors' rights generally.

            (e) Borrower has no claims, defenses or set-offs to its respective obligations under the Credit Agreement and other Loan Documents to which it is party.

         4. Payment of Expenses. Borrower shall pay all reasonable costs and expenses (including, without limitation, attorneys' fees) incurred by the Administrative Agent in connection with this Amendment.

         5. Event of Default. A breach of any covenant, representation or warranty set forth in this Amendment by Borrower shall constitute an Event of Default under the Credit Agreement.

         6. Effect of Agreement. Except as expressly amended in Section 1, the Credit Agreement and the other Loan Documents in effect as of the date hereof shall remain in full force and effect, unmodified, and are enforceable against Borrower in accordance with their respective terms.

         7. Binding Effect. This Amendment shall extend to and bind the parties hereto and their respective successors and assigns.

         8. Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be construed in accordance with and shall be governed by the laws of the Commonwealth of Pennsylvania.

         9. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument. Delivery of a photocopy or telecopy of an executed counterpart of a signature page to this Amendment shall be as effective as delivery of a manually executed counterpart of this Amendment.

         IN WITNESS WHEREOF, the undersigned parties have executed this Amendment No. 2 to Sixth Amended and Restated Credit Agreement as of the day and year first above written.


                                 NCO GROUP, INC.


                                 By:____________________________________________
                                          Michael J. Barrist,
                                          President and Chief Executive Officer

                         CITIZENS BANK OF PENNSYLVANIA,
                         for itself, as Administrative Agent, as the Issuer, as a Co-Arranger, and as Collateral Agent


                         By:_____________________________
                         Name:
                         Title:

                         WACHOVIA BANK, NATIONAL ASSOCIATION,
                         as a Lender, Syndication Agent and as a Co-Arranger


                         By:______________________________
                         Name:
                         Title:

                         GENERAL ELECTRIC CAPITAL CORPORATION,
                         as a Lender and as a Co-Documentation Agent


                         By:______________________________
                         Name:
                         Title:

                         NATIONAL CITY BANK,
                         as a Lender and as a Co-Documentation Agent


                         By:______________________________
                         Name:
                         Title:

                         FLEET NATIONAL BANK,
                         as a Lender and as a Co-Documentation Agent


                         By:______________________________
                         Name:
                         Title:

                         KEYBANK NATIONAL ASSOCIATION,
                         as a Lender and as a Co-Documentation Agent


                         By:______________________________
                         Name:
                         Title:

                         SOVEREIGN BANK,
                         as a Lender and as a Co-Agent


                         By:______________________________
                         Name:
                         Title:

                         PROVIDENT BANK, as a Lender


                         By:______________________________
                         Name:
                         Title:

                         MANUFACTURERS AND TRADERS TRUST
                         COMPANY, as a Lender


                         By:______________________________
                         Name:
                         Title:

                         US BANK NATIONAL ASSOCIATION,
                         as Lender


                         By:______________________________
                         Name:
                         Title:

                         PROVIDENT BANK, as a Lender


                         By:______________________________
                         Name:
                         Title: